EXHIBIT 22(Q)(2)
                                POWER OF ATTORNEY

                               CLIPPER FUND, INC.
                                       AND
                               CLIPPER FUNDS TRUST

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints
Kenneth Eich and Thomas Tays, and each of them, as the undersigned's attorneys-in-fact, each with the power of substitution, for him or her in any and all capacities, to sign any registration statement or post-effective amendments to the registration statement under the Securities Act of 1933 and/or the Investment Company Act of 1940, whether on Form N-1A, N-14, or any successor forms thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and all other applicable state or federal regulatory authorities. Each of the undersigned hereby ratifies and confirms all that each of the aforenamed attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the date listed below.

BY:                                                                    DATE:            December 19, 2005
    ----------------------------------------------------------               ------------------------------
         Norman B. Williamson
         Chairman of the Board of Directors

OFFICERS

                                                                       DATE:            December 19, 2005
--------------------------------------------------------------               -----------------------------
         Kenneth Eich
         Principal Executive Officer

                                                                       DATE:            December 19, 2005
--------------------------------------------------------------               -----------------------------
         Douglas Haines
         Principal Financial Officer